Filed Pursuant to Rule 497(e)
                                              Registration File No.:  333-17217

                                EQ ADVISORS TRUST

SUPPLEMENT DATED FEBRUARY 23, 1999 TO THE PROSPECTUS DATED MAY 1, 1998

This Supplement updates certain information contained in the above-dated Prospectus of EQ Advisors Trust ("Trust") regarding the MFS Emerging Growth Companies Portfolio. You may obtain an additional copy of the Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104.

The information provided below should replace that located in the section entitled "Management of the Trust" and under the sub-section entitled "The Advisers," with respect to the portfolio managers for Massachusetts Financial Services Company ("MFS"):

      Since it commenced operations, the MFS Emerging Growth Companies Portfolio has been managed by John W. Ballen, President of MFS, who has been employed by MFS as a portfolio manager since 1984 and Toni K. Shimura, a Vice President of MFS, who has been employed as a portfolio manager by MFS since 1987. Stephen Pesek, a Vice President of MFS, who has been employed by MFS since 1994, also serves as one of the portfolio managers of the MFS Emerging Growth Companies Portfolio, commencing on January 15, 1999. Prior to 1994, Mr. Pesek worked at Fidelity Investments as a research analyst.